SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) October 27, 2003

                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




      OHIO                       File No. 1-5964                 23-0334400
  (State or other               (Commission File              (IRS Employer
  jurisdiction of               Number)                       Identification
  incorporation)                                              Number)


          P.O. Box 834, Valley Forge, Pennsylvania      19482


       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

(99) Press Release dated October 27, 2003.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On October 27, 2003, IKON Office Solutions, Inc. (the "Company" or "IKON") issued a press release announcing its consolidated financial results for the fourth quarter of fiscal year 2003. A copy of this press release is furnished as exhibit 99 with this report.

Additional information regarding the third quarter results and the Company's outlook for the full fiscal year will be discussed on a conference call hosted by IKON at 10:00 a.m. EST on Monday, October 27, 2003. The live audio broadcast of the call may be accessed on IKON's Investor Relations homepage at www.ikon.com or by calling (719) 457-2661. A complete replay of the conference call will also be available on IKON's Investor Relations homepage approximately two hours after the call ends through the next quarterly reporting period or via telephone by calling (719) 457-0820 and using the access code 787011.

This Report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to our first quarter and full Fiscal 2004 results, earnings per share growth range, and other future growth opportunities. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; the implementation, timing and cost of the e-IKON initiative; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           IKON OFFICE SOLUTIONS, INC.




                                           By:  /s/ WILLIAM S. URKIEL
                                                -------------------------------
                                                    William S. Urkiel
                                                    Senior Vice President and
                                                    Chief Financial Officer



Dated:  October 27, 2003